EXHIBIT 10.106

DEBT SERVICE RESERVE ESCROW
AND SECURITY AGREEMENT

          THIS DEBT SERVICE RESERVE ESCROW AND SECURITY AGREEMENT (this “Agreement”), dated as of July 11, 2002, is by and between ARV HILLCREEK, LLC, a California limited liability company, (herein, the “Borrower”), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors, transferees and assignees, the “Lender”).

R E C I T A L S:

          C.          The Borrower is indebted to the Lender pursuant to a loan in the principal sum of $24,000,000.00 (the “Loan”) evidenced by that certain Loan Agreement of even date herewith (as the same may hereafter be amended, the “Loan Agreement”) by and between Borrower and Lender.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

          D.          Pursuant to the Loan Agreement, Lender requires the establishment and maintenance of a debt service reserve escrow account to serve as a debt service reserve fund in connection with the Loan and further requires the assignment and pledge of such account to Lender as security for the Loan Obligations (as defined in the Loan Agreement).

A G R E E M E N T:

          NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

          Establishment of Escrow Account.  Borrower hereby deposits with Lender, the amount of $508,881.00 (which funds, together with interest from time to time earned thereon, are collectively referred to herein as the “Debt Service Reserve Funds”).

          Investment of Debt Service Reserve Funds.  The Debt Service Reserve Funds shall be invested and reinvested, from time to time, in certificates of deposit having a maturity of three (3) months as offered to Borrower by Lender.  In the event that Lender, upon the occurrence of any Event of Default or upon any other event for which this Agreement or the Loan Agreement permits withdrawal of Debt Service Reserve Funds, does cause to be withdrawn all or any part of the Debt Service Reserve Funds, then Borrower acknowledges that a substantial penalty and loss of interest otherwise accrued may be imposed upon Borrower as a result of such withdrawal prior to the maturity of the investment.  All the Debt Service Reserve Funds as invested are herein referred to as the “Debt Service Reserve Funds Escrow Account”.  All interest which shall accrue on the Debt Service Reserve Funds shall remain in the Debt Service Reserve Funds Escrow Account to be disbursed to Borrower annually provided that there is no outstanding Event of Default under the Loan Agreement.

          Grant of Security Interest.  In order to secure the Loan Obligations, the Borrower hereby assigns, sells, transfers, pledges, sets over and delivers to the Lender and grants Lender a security interest in the Debt Service Reserve Funds then held by Lender in the Debt Service Reserve Funds Escrow Account, including all accrued interest thereon which from time to time has not been disbursed to Borrower, together with all instruments now or hereafter existing evidencing the Debt Service Reserve Funds Escrow Account.

          Powers of Lender.  The Borrower hereby constitutes and appoints the Lender the true and lawful attorney of the Borrower, with full power of substitution, (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Debt Service Reserve Funds Escrow Account; (b) to execute any and all withdrawal receipts or other orders for the payment of money on the Debt Service Reserve Funds Escrow Account; (c) to endorse the name of the Borrower on any instrument given in evidence, payment, or partial payment thereof; (d) in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Borrower or otherwise, which the Lender may deem necessary or appropriate to protect and preserve its right, title, and interest hereunder; and, (e)  without limiting the foregoing the Lender shall have and is hereby given full power to transfer the Debt Service Reserve Funds Escrow Account into the name of the Lender or its nominee.

          Payment Upon Default.  The Borrower hereby authorizes and empowers the Lender, without further order, notice, or direction from or to the Borrower upon the occurrence of any Event of Default pursuant to the Loan Agreement, to apply all or any part of the Debt Service Reserve Funds (including any interest which has accrued thereon and has not yet been disbursed to Borrower) in full or partial payment of the Loan Obligations, whether or not then due, in such order, manner, and extent as the Lender may elect.  Should Lender elect to withdraw any declaration of an Event of Default, then upon request of the Lender, Borrower will replenish any funds applied by Lender to the Loan Obligations from the Debt Service Reserve Funds Escrow Account.

          Representations and Warranties.  The Borrower hereby represents and warrants that the Borrower has full power and authority to pledge and grant to Lender a security interest in the Debt Service Reserve Funds in the Debt Service Reserve Funds Escrow Account, and that the Debt Service Reserve Funds Escrow Account is free and clear of all liens and encumbrances of any nature whatsoever (other than the assignment, pledge and security interest created hereby), and Borrower will not further encumber the Debt Service Reserve Funds Escrow Account without Lender’s prior written consent which may be withheld in its sole and absolute discretion.

          Termination of Agreement.  This is a continuing pledge and security interest, and this Agreement shall remain in full force and effect until such time as either (a) the Borrower pays in full all Loan Obligations and such payments have become final and are not subject to being refunded or rescinded under the federal Bankruptcy Code or other applicable law, or (b) Golden Creek has achieved an annual average occupancy level of ninety percent (90% as measured at the end of the most recent fiscal quarter of the Facility) and a Debt Service Ratio for the Facility after Assumed Management Fees of not less than 1.25 to 1.0 for three (3) consecutive months at which time this Agreement shall become null and void; otherwise, it shall remain in full force and effect until proper release thereof is made in writing by the Lender.  Upon termination of this

Agreement, all funds on deposit in the Debt Service Reserve Funds Escrow Account shall be disbursed by the Lender to the Borrower.

          No Waivers or Releases by Lender to Affect Agreement. The Lender may take or release any other security and may release any party primarily or secondarily liable for any obligation hereby secured, including, without limitation, the Loan Obligations and may grant extensions, renewals, or indulgences of such obligations, or any of them, all without releasing or in any way affecting this Agreement.  Lender may proceed under this Agreement without first resorting to any other collateral or making demand on any other party liable on the obligations hereby secured.

          Severability.  The provisions of this Agreement are severable; inapplicability or unenforceability of any provision shall not limit or impair the operation or validity of any other provisions of this Agreement.

          Successors and Assigns.  This Agreement and all representations and warranties, powers, and rights contained herein shall bind the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

          Notices.  All notices and other communications provided for hereunder shall be given and deemed received in accordance with the Loan Agreement.

          Tax Identification Number.  Borrower’s federal tax identification number is 32-0018418 and all interest accruing from time to time on the Debt Service Reserve Funds Escrow Account will be reported under such number to the Internal Revenue Service and disbursements to Borrower will be subject to any applicable withholding requirements, notwithstanding anything to the contrary contained herein.

          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one agreement.

          Controlling Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION IN WHICH THE PROJECT IS LOCATED.

          Waiver of Jury Trial.  EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED

AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT TO LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER WITH LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be properly executed as of the day and year first above written.

BORROWER:

WITNESS:	ARV HILLCREEK, LLC, a California limited liability company

	By:	/s/ ABDO H KHOURY	(SEAL)

Abdo H. Khoury
Print Name:		Manager

ACKNOWLEDGMENT

State of __________________________)
) ss:
County of ________________________)

On __________, _____, before me, __________________________________________________________________________
(name, title of officer, e.g., “Jane Doe, Notary Public”)

personally appeared ___________________________________________________________________________________________
(name(s) of signer(s))

          (  )          personally known to me -OR-
          (  )          proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

Witness my hand and official seal.

(Signature of Notary)

LENDER:

WITNESS:	GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation

	By:	SEAL)

Name:
Print Name:
Title:

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